Annual Shareholders' Meeting

April 19, 2010

Forward-looking Statements

- This presentation presents management's discussion and analysis of the financial condition and results of operations for Park National Corporation (Park). This discussion should be considered in conjunction with the consolidated financial statements and related notes and the 5-year summary of selected financial data presented in Park's 2009 Annual Report. Management's discussion and analysis contains forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as "anticipate," "estimate," "project," "intend," "plan," "believe," "will" and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation: deterioration in the asset value of Park's loan portfolio may be worse than expected; Park's ability to execute its business plan successfully and within the expected timeframe; general economic and financial market conditions, and weakening in the economy, specifically, the real estate market and credit market, either national or in the states in which Park and its subsidiaries do business, may be worse than expected which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments and the interest rate sensitivity of our consolidated balance sheet; changes in consumer spending, borrowing and saving habits; our liquidity requirements could be adversely affected by changes in our assets and liabilities; competitive factors among financial institutions increase significantly, including product and pricing pressures and our ability to attract, develop and retain qualified bank professionals; the nature, timing and effect of changes in banking regulations or other regulatory or legislative requirements affecting the respective businesses of Park and its subsidiaries, including changes in laws and regulations concerning taxes, accounting, banking, securities and other aspects of the financial services industry; the effect of fiscal and governmental policies of the United States federal government; demand for loans in the respective market areas served by Park and its subsidiaries, and other risk factors relating to the banking industry as detailed from time to time in Park's reports filed with the Securities and Exchange Commission including those described in "Item 1A. Risk Factors" of Part I of Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date of this presentation. Park does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law.

PARK NATIONAL CORPORATION



Kentucky
Alabama
Florida
Century National Bank
Fairfield National Bank
Farmers Bank
First-Knox National Bank
Park National Bank
Park National Bank
Southwest Ohio & Northern Kentucky
Richland Bank
Second National Bank
Security National Bank
United Bank
Unity National Bank
Scope Aircraft Finance
Guardian Finance Company
Vision Bank Alabama
Vision Bank Florida

PARK NATIONAL CORPORATION

- 13 Community Banks (2 charters)
- 2 Specialty Finance Companies
- 28 OH, 6 FL, 1 AL & 1 KY Counties
- 153 Offices
- 2,007 FTEs (as of 3/31/2010)

PARK NATIONAL CORPORATION

Relative Size of Bank Divisions and Affiliates

December 31, 2009

(000s)


GFC, 0.5%
SAF, 2%
FSD, 1.5%
UND, 2%
UBB
3%
SNB
6%
VBA, 7%
VBF, 5%
PND, 24.5%
PSW
6%
SEC, 11%
FND, 6.5%
RTC, 8%
FKND, 9%
CNB, 9%

PND	$1,776,797
SEC	821,694
CNB	629,519
FKND	620,870
RTC	565,453
FND	462,181
PSW	403,880
SNB	374,110
UBB	244,914
UND	167,179
FSD	105,273
SCOPE	146,112
GFC	38,606
VBA	538,788
VBF	359,193
PRK*	$7,040,329

PARK NATIONAL CORPORATION

Source: Company Filings
Financials as of 12/31/2009

*PRK does not foot due to eliminations

PARK NATIONAL CORPORATION

Statement of Condition

(in millions)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Investment securities	$ 1,864	$ 2,059	$ 1,703
Loans	4,640	4,491	4,224
Allowance for loan losses	(117)	(100)	(87)
Other assets	653	620	661
Total assets	$ 7,040	$ 7,070	$ 6,501
Non-interest bearing deposits	$ 897	$ 782	$ 695
Interest bearing deposits	4,291	3,979	3,744
Total deposits	5,188	4,761	4,439
Total borrowings	1,054	1,555	1,390
Other liabilities	81	112	92
Stockholders' equity	717	642	580
Total liabilities & stockholders' equity	$ 7,040	$ 7,070	$ 6,501

PARK NATIONAL CORPORATION

Source: Company Filings

Earning Assets Composition

- Commercial lending focus on small, closely-held businesses within our market
- Consumer mortgage and home equity portfolios are originated by Park within our footprint and have been consistently underwritten for decades
- Steady growth across all loan categories
  - No unfavorable mix or shift
- Limited exposure to high risk asset classes
  - Subprime ($67.1 million exposure) – Guardian Finance Company ($38.6mm) and Structured Warehouse Finance ($28.5mm)
  - Alt-A loans / Option Arms ($0 exposure)
  - Nationally syndicated loans ($0 exposure)
  - GSE Preferred, CDO / TRuP ($0 exposure)

Average Earning Assets by Type


Other
0.5%
Securities
28.4%
Loans
71.1%

Loans by Type


Commercial and Industrial
16.2%
Consumer
15.2%
Real estate construction
10.7%
Commercial real estate
24.4%
Residential real estate
33.5%

Total loan portfolio ($M): $4,640

Source: Company Filings as of December 31, 2009

Asset and Loan Portfolio Comparison

Total assets


8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Dec. 31, 2007
Dec. 31, 2008
Dec. 31, 2009
PRK, excluding Vision
Vision

At December 31, 2009, Vision Bank assets represented approximately 12.8% of the total assets of Park National Corporation ($898 million of $7.04 billion).

Total loans

At December 31, 2009, Vision Bank loans represented approximately 14.6% of the total loans of Park National Corporation ($677 million of $4.64 billion).


5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
Dec. 31, 2007
Dec. 31, 2008
Dec. 31, 2009
PRK, excluding Vision
Vision

PARK NATIONAL CORPORATION

Source: Company Filings

Investment Portfolio

- As of December 31, 2009, the fair value of our investment portfolio totaled approximately $1.8 billion
  - $1.3 billion available-for-sale
  - $0.5 billion held-to-maturity

Investment Portfolio Composition


Agency
19.2%
Municipals
1.1%
Agency Mortgage-Backed Securities (MBS)
79.7%

Conservative Portfolio

- Net unrealized gain position of $62.9 million as of December 31, 2009
- No Private Label MBS
- No Single-Issuer or Pooled Trust Preferreds
- Portfolio yield
  - 2009 4.94%
  - 2008 5.04%
  - 2007 5.10%

PARK NATIONAL CORPORATION

Source: Company Filings

PARK NATIONAL CORPORATION
Statement of Condition

(in millions)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Investment securities	$ 1,864	$ 2,059	$ 1,703
Loans	4,640	4,491	4,224
Allowance for loan losses	(117)	(100)	(87)
Other assets	653	620	661
Total assets	$ 7,040	$ 7,070	$ 6,501
Non-interest bearing deposits	$ 897	$ 782	$ 695
Interest bearing deposits	4,291	3,979	3,744
Total deposits	5,188	4,761	4,439
Other borrowings	1,054	1,555	1,390
Other liabilities	81	112	92
Stockholders' equity	717	642	580
Total liabilities & stockholders' equity	$ 7,040	$ 7,070	$ 6,501

Source: Company Filings

Funding Composition

- 80% core deposits contribute to a stable funding base

Funding Mix (as of 12/31/09)


Other
2%
Other
borrowings
15%
Deposits
83%

Deposit Composition (as of 12/31/09)


Demand
Deposits
17.3%
Time
Deposits
42.9%
Transaction
Accounts
23.0%
Savings
16.8%

Total deposit portfolio ($M): $5,188

PARK NATIONAL CORPORATION

Source: Company Filings

Federal Funds Rate Adjustments Since December 31, 2007


4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
4.25%
3.50%
3.00%
2.25%
2.00%
2.00%
2.00%
2.00%
1.50%
1.00%
0.25%
0.25%
Dec 31 07
Jan 22 08
Jan 30 08
Mar 18 08
Apr 30 08
Jun 25 08
Aug 05 08
Sep 16 08
Oct 08 08
Oct 29 08
Dec 16 08
Throughout 2009
Rate

PARK NATIONAL CORPORATION

Source: Federal Reserve

Park National Corporation – Income Statement

(in thousands)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006
Net interest income	$ 273,491	$ 255,873	$ 234,677	$ 213,244
Provision for loan losses	68,821	70,487	29,476	3,927
Net interest income after provision	204,670	185,386	205,201	209,317
Non interest income	81,190	84,834	71,640	64,762
Non interest expense	188,725	179,515	170,129	141,002
Net income before impairment	**74,192**	**68,694**	**76,742**	**94,091**
Goodwill impairment charge	-	54,986	54,035	-
Net income	74,192	13,708	22,707	94,091

PARK NATIONAL CORPORATION

Source: Company Filings

Vision Bank – Income Statement

(in thousands)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Net interest income	$ 25,634	$ 27,065	$ 23,756
Provision for loan losses	44,430	46,963	19,425
Net interest income (loss) after provision	(18,796)	(19,898)	4,331
Non interest income (loss)	(2,047)	3,014	3,465
Non interest expense	28,091	27,149	18,545
Net (loss) before impairment	**(30,110)**	**(26,201)**	**(6,646)**
Goodwill impairment charge	-	54,986	54,035
Net (loss)	(30,110)	(81,187)	(60,681)

PARK NATIONAL CORPORATION

Source: Company Filings

Park National Corporation, **excluding Vision** – Income Statement

(in thousands)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006
Net interest income	$ 247,857	$ 228,808	$ 210,921	$ 213,244
Provision for loan losses	24,391	23,524	10,051	3,927
Net interest income after provision	223,466	205,284	200,870	209,317
Non interest income	83,237	81,820	68,175	64,762
Non interest expense	160,634	152,366	151,584	141,002
Net income	104,302	94,895	83,388	94,091

PARK NATIONAL CORPORATION

Source: Company Filings

The Park National Bank – The bank of choice

Headquarter Counties of Operation – Deposits (in thousands)

Bank Division	Year joined Park	Our bank deposits	Total county deposits	Park % of market share	Rank in market
Park National	1908	$ 1,199,404	$ 2,124,888	56.4%	1
Fairfield National	1985	336,748	1,673,954	20.1%	1
Richland Bank	1987	444,249	1,630,709	27.2%	1
Century National	1990	360,963	1,139,188	31.7%	1
First-Knox National	1997	342,672	655,422	52.3%	1
Second National	2000	212,595	923,621	23.0%	2
Security National	2001	359,814	1,498,645	24.0%	1
Seven largest OH divisions		$ 3,256,445	$ 9,646,427	33.8%	
Other OH divisions – headquarter counties		316,187	2,472,503	12.8%	
Total OH divisions – headquarter counties		$ 3,572,632	$ 12,118,930	29.5%	
Remaining Ohio bank deposits		$ 847,000			
Total Ohio bank deposits		$ 4,419,632			

Source: FDIC, June 30, 2009

PARK NATIONAL CORPORATION

Customer Proposition Leads to Core Profitability

Unique branding strategy makes PRK Affiliates the local bank of choice

- Dominant market share

Yield on Earning Assets %

PRK	Peer median
5.67	5.25

+ 42 bps

Cost of Funds %

PRK	Peer median
1.73	1.96

- 23 bps

- Sector leading margin

Net Interest Margin %

PRK	Peer median
4.22	3.57

+ 65 bps

- **Historically superior profitability continues**

Core ROAA %

PRK	Peer median
0.97	(0.16)

+ 113 bps

Core ROAE %

PRK	Peer median
11.81	(2.22)

+ 1,403 bps

Efficiency Ratio %

PRK	Peer median
54.01	71.21

- 1,720 bps

PARK NATIONAL CORPORATION

Source: BHC Performance Report and Company Filings as of December 31, 2009
Peers include all banks nationwide with total assets between $3.0 and $10.0 billion

U.S. Banking – Assets (M) per Employee


$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Small Banks
Large Banks
PRK

Small Banks – Assets less than $5 billion

Large Banks – Assets of $5 billion or more

PARK NATIONAL CORPORATION

Source: FDIC; Company Filings

U.S. Banking – Median Return on Average Assets (YTD)



2.00
1.75
1.50
1.25
1.00
0.75
0.50
0.25
0.00
(%)
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Small Banks
Large Banks
PRK

Small Banks – Assets less than $5 billion

Large Banks – Assets of $5 billion or more

Note: PRK return on average assets presented above is adjusted for goodwill impairment charge of $55 million in September 2008 and $54 million in December 2007. Including the goodwill impairment, PRK return on average assets was 0.37%, 0.06% and 0.20% for the YTD periods ended December 31, 2007, September 30, 2008 and December 31, 2008, respectively.

PARK NATIONAL CORPORATION

Source: FDIC; Company Filings

U.S. Banking – Median Return on Average Common Equity (YTD)



20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
(%)
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Small Banks
Large Banks
PRK

Small Banks – Assets less than $5 billion

Large Banks – Assets of $5 billion or more

Note: PRK return on average common equity presented above is adjusted for goodwill impairment charge of $55 million in September 2008 and $54 million in December 2007. Including the goodwill impairment, PRK return on average common equity was 3.67%, 0.64% and 2.40% for the YTD periods ended December 31, 2007, September 30, 2008 and December 31, 2008, respectively.

PARK NATIONAL CORPORATION

Source: FDIC; Company Filings

U.S. Banking – Median Net Interest Margin (YTD)



5.00
4.75
4.50
4.25
4.00
3.75
3.50
3.25
3.00
2.75
2.50
2.25
2.00
1.75
1.50
1.25
1.00
(%)
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Small Banks
Large Banks
PRK

Small Banks – Assets less than $5 billion

Large Banks – Assets of $5 billion or more

Source: FDIC; Company Filings

Efficiency Ratio Comparison


U.S. Banking – Median Efficiency Ratio
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
Percentile
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Dec-09
Small Banks
Large Banks
PRK

Small Banks – Assets less than $5 billion

Large Banks – Assets of $5 billion or more

Note: PRK efficiency ratio presented above is adjusted for goodwill impairment charge of $55 million in September 2008 and $54 million in December 2007. Including the goodwill impairment, PRK efficiency ratio was 72.74%, 75.17% and 68.66% for the YTD periods ended December 31, 2007, September 30, 2008 and December 31, 2008, respectively.

PARK NATIONAL CORPORATION

Source: FDIC; Company Filings

III. Selected Financial Data

Results Count - ROA and ROE History – PRK and PRK, **excluding Vision**

	Park ROA	Park ROA, excluding Vision	Peer median ROA	Park ROE *	Park ROE, excluding Vision **	Peer median ROE
2009	0.97%	1.61%	-0.16%	11.81%	20.80%	-2.22%
2008	1.02% ***	1.63%	-0.04%	12.12% ***	21.57%	-1.80%
2007	1.24% ***	1.52%	0.87%	12.40% ***	17.88%	9.45%
2006	1.75%	1.75%	1.11%	17.26%	17.26%	12.23%
2005	1.71%	1.71%	1.14%	17.03%	17.03%	12.96%
2004	1.81%	1.81%	1.15%	17.00%	17.00%	13.15%
2003	1.81%	1.81%	1.15%	16.69%	16.69%	13.53%
2002	1.93%	1.93%	1.21%	17.56%	17.56%	14.46%
2001	1.84%	1.84%	1.15%	17.33%	17.33%	13.39%
2000	1.65%	1.65%	1.15%	16.55%	16.55%	14.97%

* Calculated using average common equity for Park National Corporation.

** Calculated using average common equity for Park National Corporation, excluding Vision Bank.

*** Adjusted for goodwill impairment charges of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's ROA for 2008 and 2007 was 0.20% and 0.37%, respectively, and Park's ROE for 2008 and 2007 was 2.40% and 3.67% respectively.

PARK NATIONAL CORPORATION

Source: BHC Performance Report and Company Filings (BHCPR information for 2009)
Peers include all bank holding companies nationwide with total assets between $3.0 and $10.0 billion

Park Earnings History

	Diluted EPS		Dividends Per Share	Stock Price	Common Book Value Per Share	Common Tangible Book Value Per Share	Price to Book %	Price to Tangible Book %	Price to Earnings
Q1 2010	$ 1.30		$ 0.94	$ 62.31	$ 41.94	$ 36.51	149%	171%	11.82**
2009	$ 4.82		$ 3.76	$ 58.88	$ 41.71	$ 36.22	141%	163%	12.22
2008	4.91	*	3.77	71.75	39.15	33.02	183%	217%	14.61
2007	5.40	*	3.73	64.50	41.54	31.18	155%	207%	11.94
2006	6.74		3.69	99.00	40.98	35.37	242%	280%	14.69
2005	6.64		3.62	102.64	39.63	34.72	259%	296%	15.46
2004	6.32		3.41	135.50	39.28	36.43	345%	372%	21.44
2003	5.97		3.21	113.15	37.57	36.67	301%	309%	18.95
2002	5.86		2.96	98.80	35.17	34.06	281%	290%	16.86
2001	5.31		2.75	92.75	32.00	30.54	290%	304%	17.47
2000	4.58		2.53	89.69	29.85	28.46	301%	315%	19.58

* Adjusted for goodwill impairment charge of $55 million in 2008 and $54 million in 2007. Including the goodwill impairment charges, Park's diluted EPS for 2008 and 2007 was $0.97 and $1.60, respectively.

** Annualized earnings through March 31, 2010 have been utilized in this calculation.

Source: Company Filings

PARK NATIONAL CORPORATION

Total Return Performance

Park National Corporation


Total Return Performance
Index Value
200
180
160
140
120
100
80
60
40
20
12/31/04
12/31/05
12/31/06
12/31/07
12/31/08
12/31/09
Park National Corporation
NYSE Amex Composite
NASDAQ Bank Stocks
SNL Bank and Thrift Index

PARK NATIONAL CORPORATION

PRK Summary – Allowance for loan and lease losses

(in thousands)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006
ALLL - beginning balance	$100,088	$87,102	$70,500	$69,694
Charge-offs	59,022	62,916	27,776	10,772
Recoveries	6,830	5,415	5,568	6,853
Provision for loan losses	68,821	70,487	29,476	3,927
ALLL of acquired bank	-	-	9,334	798
ALLL - ending balance	$116,717	$100,088	$87,102	$70,500
Average loans YTD	$4,594,436	$4,354,520	$4,011,307	$3,357,278
Ratio of net loan charge-offs to average loans	1.14%	1.32%	0.55%	0.12%
Ratio of ALLL to end of period loans	2.52%	2.23%	2.06%	2.03%

PARK NATIONAL CORPORATION

Source: Company Filings

Park National Corporation – Non-performing assets

(in thousands)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006
Non-accrual loans	$233,544	$159,512	$101,128	$16,004
Renegotiated loans	142	2,845	2,804	9,113
Loans past due 90 days or more (still accruing)	14,773	5,421	4,545	7,832
Total nonperforming loans	$248,459	$167,778	$108,477	$32,949
Other real estate owned	41,240	25,848	13,443	3,351
Total nonperforming assets	$289,699	$193,626	$121,920	$36,300
Percentage of nonperforming loans to loans (PRK)	5.35%	3.74%	2.57%	0.95%
Percentage of nonperforming assets to loans + OREO (PRK)	6.19%	4.29%	2.88%	1.04%
Peer Group Information				
Percentage of nonperforming loans to loans (Peer Group)	4.23%	2.46%	0.97%	0.51%
Percentage of nonperforming assets to loans + OREO (Peer Group)	5.45%	2.69%	0.98%	0.52%

PARK NATIONAL CORPORATION

Source: BHC Performance Report and Company Filings as of December 31, 2009

Vision Bank – Non-performing assets

(in thousands)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Non-accrual loans	$148,347	$91,207	$63,015
Renegotiated loans	-	2,845	-
Loans past due 90 days or more (still accruing)	11,277	644	457
Total nonperforming loans	$159,624	$94,696	$63,472
Other real estate owned	35,203	19,699	7,074
Total nonperforming assets	$194,827	$114,395	$70,546
Percentage of nonperforming loans to loans (Vision)	23.58%	13.71%	9.93%
Percentage of nonperforming assets to loans + OREO (Vision)	27.35%	16.11%	10.92%

PRK Peer Group Information			
Percentage of nonperforming loans to loans (PRK Peer Group)	4.23%	2.46%	0.97%
Percentage of nonperforming assets to loans + OREO (PRK Peer Group)	5.45%	2.69%	0.98%

PARK NATIONAL CORPORATION

Source: BHC Performance Report and Company Filings as of December 31, 2009

Park National Corporation, **excluding Vision** – Non-performing assets

(in thousands)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006
Non-accrual loans	$85,197 *	$68,305 *	$38,113	$16,004
Renegotiated loans	142	-	2,804	9,113
Loans past due 90 days or more (still accruing)	3,496	4,777	4,088	7,832
Total nonperforming loans	$88,835	$73,082	$45,005	$32,949
Other real estate owned	6,037	6,149	6,369	3,351
Total nonperforming assets	$94,872	$79,231	$51,374	$36,300
Percentage of nonperforming loans to loans (PRK, excluding Vision)	2.24%	1.92%	1.26%	0.95%
Percentage of nonperforming assets to loans + OREO (PRK, excl. Vision)	2.39%	2.08%	1.43%	1.04%
PRK Peer Group Information				
Percentage of nonperforming loans to loans (PRK Peer Group)	4.23%	2.46%	0.97%	0.51%
Percentage of nonperforming assets to loans + OREO (PRK Peer Group)	5.45%	2.69%	0.98%	0.52%

* Includes Park National Bank loan participations with Vision Bank of $8.6 million and $9.1 million at December 31, 2009 and 2008, respectively.

PARK NATIONAL CORPORATION

Source: BHC Performance Report and Company Filings as of December 31, 2009

Historical Review of Vision Bank Commercial Land & Development Loans

(in thousands)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
CL&D loans, period end	$ 218,205	$ 251,443	$ 295,743
Performing CL&D loans, period end	132,788	191,712	260,195
Impaired CL&D loans, period end	85,417	59,731	35,548
Specific reserve on impaired CL&D loans	21,706	3,134	1,184
Net of specific reserve	63,711	56,597	34,364
Cumulative prior charge-offs on impaired CL&D loans	24,931	18,839	7,399
% write down of impaired CL&D loans through period end (charge-offs and specific reserve)	42%	28%	20%

PARK NATIONAL CORPORATION

Source: Company Filings

Review of Park's Commercial Loan Portfolio, excluding Vision Bank CL&D loans

(in thousands)	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Commercial Loans, excluding Vision CL&D loans, period end	$ 2,570,834	$ 2,440,888	$ 2,215,603
Performing commercial loans, period end	2,455,108	2,357,677	2,159,471
Impaired commercial loans, period end	115,726	83,211	56,132
Specific reserve on impaired commercial loans	15,015	5,741	2,308
Net of specific reserve	100,711	77,470	53,824
Cumulative prior charge-offs on impaired commercial loans	18,471	11,128	2,827
% write down of impaired commercial loans through period end (charge-offs and specific reserve)	25%	18%	9%

PARK NATIONAL CORPORATION

Source: Company Filings

Vision Bank CL&D Loan Portfolio

- As of December 31, 2009, Vision's CL&D loan portfolio was $218.2 million, down from a post-acquisition high of $308.5 million at June 30, 2007, a decline of 29.2%

- Performing CL&D loans were $132.8 million at December 31, 2009, down from a post-acquisition high of $305.3 million at June 30, 2007, a decline of 56.5%

- Impaired CL&D loans, net of specific reserves, was $63.7 million at December 31, 2009. These impaired assets have been written down 42% through a combination of charge-offs and specific reserves.

- In April 2009, management hired a third-party specialist to assist in the resolution of impaired loans at Vision Bank.

- This third-party specialist is helping management maximize the value realized on the impaired loan portfolio at Vision Bank.

PARK NATIONAL CORPORATION

Capital Ratios

($ in thousands)	Leverage Ratio	Tier I Risk-Based Capital	Risk-Based Capital
	Capital Ratios @ December 31, 2009		
Park National Corporation	9.04%	12.45%	14.89%
Park National Bank	6.27%	8.81%	10.89%
Vision Bank	10.77%	13.15%	14.46%
Minimum capital ratio	4.00%	4.00%	8.00%
Well capitalized requirement	5.00%	6.00%	10.00%
PRK exceeds the well capitalized requirement by	$ 283,369	$ 328,202	$ 249,084
TARP capital	$ 100,000	$ 100,000	$ 100,000
PRK capital ratios, excluding TARP capital	7.61%	10.47%	12.91%

PARK NATIONAL CORPORATION

Source: Company Filings

2009 PRK Agenda

- Improve loan quality
- Increase net income
- Technology review
- Conclude implementation of Project EPS
- Snider Muffler Shop, Newark (Park 22)
- Capital funding alternatives (TARP/CPP)
- Address officer compensation plan
- M & A analysis; branch office review

PARK NATIONAL CORPORATION

2009 Accomplishments

- Raised $53.5 million in equity, net of expenses, through the issuance of common stock, at market prices. Additionally, PRK issued $35.25 million of subordinated notes, bringing the total capital raised in 2009 to $88.8 million.
- Increased net income to $74.2 million
- Loan growth of 3.3% and deposit growth of 9.0%
- Scope Aircraft grew loans by 45%
- Mortgage loan originations of $615.1 million, 2nd highest year in PRK history
- Trust assets under management increased 14.8% to $3.1 billion
- Concluded implementation of Project EPS
- Finalized conversion of Snider Muffler Shop into Park 22
- Completed technology strategic plan; implementation underway

PARK NATIONAL CORPORATION

Park National Corporation – Income Statement

for the three months ended March 31, 2010 and 2009

(in thousands)	March 31, 2010	March 31, 2009	$ Change	% Change
Net interest income	$ 67,380	$ 68,233	($853)	(1.25%)
Provision for loan losses	16,550	12,287	4,263	34.70%
Net interest income after provision	50,830	55,946	(5,116)	(9.14%)
Non interest income	16,710	19,210	(2,500)	(13.01%)
Gain on sale of securities	8,304	-	8,304	N.M.
Non interest expense	47,890	45,862	2,028	4.42%
Net income	20,779	21,390	(611)	(2.86%)
Diluted earnings per common share	$ 1.30	$ 1.43	(0.13)	(9.09%)
Dividends declared per common share	$ 0.94	$ 0.94	-	-
Common book value per common share	$ 41.94	$ 40.10	1.84	4.59%
Common share dividend coverage	1.38 x	1.52 x		(9.21%)

PARK NATIONAL CORPORATION

Source: Company Filings

Park National Corporation – Non-performing assets

for the three months ended March 31, 2010

(in thousands)	March 31, 2010	Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Non-accrual loans	$230,498	$233,544	$159,512	$101,128
Renegotiated loans	60	142	2,845	2,804
Loans past due 90 days or more (still accruing)	11,853	14,773	5,421	4,545
Total nonperforming loans	$242,411	$248,459	$167,778	$108,477
Other real estate owned	45,854	41,240	25,848	13,443
Total nonperforming assets	$288,265	$289,699	$193,626	$121,920
Percentage of nonperforming loans to loans (PRK)	5.27%	5.35%	3.74%	2.57%
Percentage of nonperforming assets to period end assets (PRK)	4.02%	4.11%	2.74%	1.88%

PARK NATIONAL CORPORATION

Source: Company Filings

2010 PRK Agenda

- Maintain dividend at current level
- Improve loan quality; reduce troubled assets
- Increase net income
- Promote intensified customer focus and shared cultural values
- Continue process and technology improvement initiatives
- Capital funding alternatives (TARP/CPP)
- M & A analysis; branch office review

PARK NATIONAL CORPORATION

Annual Shareholders' Meeting

April 19, 2010